                                  Exhibit 99.2

Series 1999-1 Monthly Certificateholders' Statement for the month of November
2001

                                                                   Series 1999-1

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:

        Date of the Certificate          December 10, 2001
        Monthly Period ending            November 30, 2001
        Determination Date               December 10, 2001
        Distribution Date                December 17, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                               General
====================================================================================================================================
  101  Amortization Period                                                                                   No                101
  102  Early Amortization Period                                                                             No                102
  103  Class A Investor Amount paid in full                                                                  No                103
  104  Class B Investor Amount paid in full                                                                  No                104
  105  Collateral Interest Amount paid in full                                                               No                105
  106  Saks Incorporated is the Servicer                                                                     Yes               106

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                                                           Investor Amount
====================================================================================================================================
                                                                                                             as of the end of
                                                                                 as of the end of the          the relevant
                                                                                 prior Monthly Period         Monthly Period
                                                                                 --------------------        ----------------
  107  Series 1999-1 Investor Amount                                                  $378,375,000    107(a)   $378,375,000   107(b)
  108  Class A Investor Amount                                                        $280,000,000    108(a)   $280,000,000   108(b)
  109  Class B Investor Amount                                                        $ 30,275,000    109(a)   $ 30,275,000   109(b)
  110  Collateral Interest Amount                                                     $ 68,100,000    110(a)   $ 68,100,000   110(b)

  111  Series 1999-1 Adjusted Investor Amount                                         $378,375,000    111(a)   $378,375,000   111(b)
  112  Class A Adjusted Investor Amount                                               $280,000,000    112(a)   $280,000,000   112(b)
  113  Principal Account Balance with respect to Class A                              $          -    113(a)   $          -   113(b)
  114  Class B Adjusted Investor Amount                                               $ 30,275,000    114(a)   $ 30,275,000   114(b)
  115  Principal Account Balance with respect to Class B                              $          -    115(a)   $          -   115(b)
  116  Collateral Interest Adjusted Amount                                            $ 68,100,000    116(a)   $ 68,100,000   116(b)
  117  Principal Account Balance with respect to the Collateral Interest              $          -    117(a)   $          -   117(b)

  118  Class A Certificate Rate                                                                                     2.30000%  118
  119  Class B Certificate Rate                                                                                     2.51000%  119

                                                                                                             as of the end of
                                                                                     for the relevant          the relevant
                                                                                      Monthly Period          Monthly Period
                                                                                     ----------------        -----------------
  120  Series 1999-1 Investor Percentage with respect to Finance Charge
       Receivables                                                                        31.39%       120(a)         29.89%  120(b)
  121  Class A                                                                            23.23%       121(a)         22.12%  121(b)
  122  Class B                                                                             2.51%       122(a)          2.39%  122(b)
  123  Collateral Interest                                                                 5.65%       123(a)          5.38%  123(b)

  124  Series 1999-1 Investor Percentage with respect to Principal Receivables            31.39%       124(a)         29.89%  124(b)
  125  Class A                                                                            23.23%       125(a)         22.12%  125(b)
  126  Class B                                                                             2.51%       126(a)          2.39%  126(b)
  127  Collateral Interest                                                                 5.65%       127(a)          5.38%  127(b)

  128  Series 1999-1 Investor Percentage with respect to Allocable Amounts                31.39%       128(a)         29.89%  128(b)
  129  Class A                                                                            23.23%       129(a)         22.12%  129(b)
  130  Class B                                                                             2.51%       130(a)          2.39%  130(b)
  131  Collateral Interest                                                                 5.65%       131(a)          5.38%  131(b)



                                                                                                                    Series 1999-1
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                                              Series 1999-1 Investor Distributions
====================================================================================================================================
  132  The sum of the daily allocations of collections of Principal Receivables for
       the relevant Monthly Period                                                                           $          -        132
  133  Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                             $          -        133
  134  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                             $          -        134
  135  Collateral Interest distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                                                   $          -        135
  136  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                                $       2.04        136
  137  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                                $       2.23        137
  138  Collateral Interest distribution attributable to interest per $1,000 of original
       principal amount                                                                                      $       1.80        138
  139  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
       of original principal amount                                                                          $       1.67        139

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                                             Collections Allocated to Series 1999-1
====================================================================================================================================

  140  Series allocation of collections of Principal Receivables                                             $ 73,155,228     140
  141  Class A                                                                                               $ 54,135,352     141
  142  Class B                                                                                               $  5,853,385     142
  143  Collateral Interest                                                                                   $ 13,166,491     143

  144  Series allocation of collections of Finance Charge Receivables                                        $  6,957,188     144
  145  Class A                                                                                               $  5,148,365     145
  146  Class B                                                                                               $    556,667     146
  147  Collateral Interest                                                                                   $  1,252,156     147

       Available Funds
       ---------------
  148  Class A Available Funds                                                                               $  5,148,365     148
  149  The amount to be withdrawn from the Reserve Account to be included in
       Class A Available funds                                                                               $          -     149
  150  Principal Investment Proceeds to be included in Class A Available Funds                               $          -     150
  151  The amount of investment earnings on amounts held in the Reserve Account
       to be included in Class A Available funds                                                             $          -     151

  152  Class B Available Funds                                                                               $    556,667     152
  153  The amount to be withdrawn from the Reserve Account to be included in
       Class B Available funds                                                                               $          -     153
  154  Principal Investment Proceeds to be included in Class B Available Funds                               $          -     154

  155  Collateral Interest Available Funds                                                                   $  1,252,156     155
  156  The amount to be withdrawn from the Reserve Account to be included in
       Collateral Interest Available Funds                                                                   $          -     156
  157  Principal Investment Proceeds to be included in Collateral Interest Available
       Funds                                                                                                 $          -     157

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                                                   Application of Collections
====================================================================================================================================

       Class A
       -------
  158  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
       paid on a prior Distribution date                                                                     $    572,444     158
  159  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                       $          -     159
  160  Class A Allocable Amount                                                                              $  1,169,725     160
  161  An amount to be included in the Excess Spread                                                         $  3,406,196     161

                                                                                                                       Series 1999-1

     Class B
     -------
162  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                       $     67,547     162
163  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                                         $          -     163
164  An amount to be included in the Excess Spread                                                           $    489,120     164

     Collateral Interest
     -------------------
165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
     Interest Servicing fee for the related Distribution Date                                                $          -     165
166  An amount to be included in the Excess Spread                                                           $  1,252,156     166

167  Available Excess Spread                                                                                 $  5,147,473     167
168  Available Shared Excess Finance Charge Collections                                                      $          -     168
169  Total Cash Flow available for Series 1999-1 waterfall                                                   $  5,147,473     169

170  Fund any Class A Required Amount                                                                        $          -     170
171  Class A Investor Charge Offs which have not been previously reimbursed                                  $          -     171
172  Class B Required Amount to the extent attributable to line 162 and line 163                             $          -     172
173  Class B Allocable Amount                                                                                $    126,476     173
174  Excess of the Required Reserve Account Amount over the amount held in the Reserve Account               $          -     174
175  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount                       $          -     175
176  Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly
     Interest previously  due but not paid to holders of the Collateral Interest
     plus additional interest                                                                                $    122,277     176
177  Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts
     previously due but not distributed to the Servicer                                                      $    630,625     177
178  Collateral Interest Allocable Amount                                                                    $    284,494     178
179  Any unreimbursed reductions of the Collateral Interest Amount , if any, due to:
     (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
     Investor Amount                                                                                         $          -     179
180  Excess of the Required Spread Account Amount over the available Spread Account Amount                   $          -     180
181  The aggregate of any other amounts, if any, then due to the Collateral Interest Holder                  $          -     181
182  Shared Excess Finance Charge Collections                                                                $  3,983,600     182

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                                                 Determination of Monthly Principal
====================================================================================================================================

183  Available Principal Collections held in the Collection Account                                          $ 73,155,228     183
184  Controlled Deposit Amount for the Monthly Period                                                        $          -     184
185  Deficit Controlled Accumulation Amount                                                                  $          -     185
186  Principal Collections deposited for the Monthly Period                                                  $          -     186
187  Class A Monthly Principal                                                                               $          -     187
188  Class B Monthly Principal (only after payout of Class A or the accumulation of
     the Class A Investor Amount)                                                                            $          -     188
189  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                                   $ 73,155,228     189
190  Controlled Deposit Amount less Class A Monthly Principal                                                $          -     190
191  Collateral Interest Monthly Principal (only after payout of Class A and Class B
     or the accumulation of the Class A and Class B Investor Amount)                                         $          -     191
192  Available Principal Collections held in the Collection Account less portion of such
     Collections applied to Class A and Class B Monthly Principal                                            $ 73,155,228     192
193  Controlled Deposit Amount less Class A and Class B Monthly Principal                                    $          -     193

                                                                     Page 3 of 5

                                                                                                                      Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Reallocated Principal Collections
===================================================================================================================================
 194   Reallocated Principal Collections                                                                   $           -    194
 195   Collateral Subordinated Principal Collections (to the extent needed
       to fund Required Amounts)                                                                           $           -    195
 196   Class B Subordinated Principal Collections (to the extent needed
       to fund Required Amounts)                                                                           $           -    196

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                                 Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================
                                                                                           %                  Amount
                                                                                         -----             -------------
 197   Series 1999-1 Default Amount                                                      31.39%   197(a)   $   1,580,695    197(b)
 198   Class A Investor Default Amount                                                   23.23%   198(a)   $   1,169,725    198(b)
 199   Class B Investor Default Amount                                                    2.51%   199(a)   $     126,476    199(b)
 200   Collateral Interest Default Amount                                                 5.65%   200(a)   $     284,494    200(b)

 201   Series 1999-1 Adjustment Amount                                                                     $           -    201
 202   Class A Adjustment Amount                                                                           $           -    202
 203   Class B Adjustment Amount                                                                           $           -    203
 204   Collateral Interest Adjustment Amount                                                               $           -    204

 205   Series 1999-1 Allocable Amount                                                                      $   1,580,695    205
 206   Class A Allocable Amount                                                                            $   1,169,725    206
 207   Class B Allocable Amount                                                                            $     126,476    207
 208   Collateral Interest Allocable Amount                                                                $     284,494    208

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                                                          Required Amounts
===================================================================================================================================

 209   Class A Required Amount                                                                             $           -    209
 210   Class A Monthly Interest for current Distribution Date                                              $     572,444    210
 211   Class A Monthly Interest previously due but not paid                                                $           -    211
 212   Class A Additional Interest for prior Monthly Period or previously due
       but not paid                                                                                        $           -    212
 213   Class A Allocable Amount for current Distribution Date                                              $   1,169,725    213
 214   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $           -    214

 215   Class B Required Amount                                                                             $           -    215
 216   Class B Monthly Interest for current Distribution Date                                              $      67,547    216
 217   Class B Monthly Interest previously due but not paid                                                $           -    217
 218   Class B Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                            $           -    218
 219   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $           -    219
 220   Excess of Class B Allocable Amount over funds available to make payments                            $           -    220

 221   Collateral Interest Required Amount                                                                 $           -    221
 222   Collateral Monthly Interest for current Distribution Date                                           $     122,277    222
 223   Collateral Monthly Interest previously due but not paid                                             $           -    223
 224   Collateral Interest Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                    $           -    224
 225   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $           -    225
 226   Excess of Collateral Interest Allocable Amount over funds available to make
       payments                                                                                            $           -    226

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                                                    Reduction of Investor Amounts
===================================================================================================================================

       Class A
       -------
 227   Class A Investor Amount reduction                                                                   $           -    227
 228   Class A Investor Charge Off                                                                         $           -    228

       Class B
       -------
 229   Class B Investor Amount reduction                                                                   $           -    229
 230   Class B Investor Charge Off                                                                         $           -    230
 231   Reductions of the Class B Investor Amount due to Class A Allocable Amount                           $           -    231
 232   Reallocated Principal Collections applied to Class A                                                $           -    232

                                                                                                                         Page 4 of 5



     Collateral Interest
     -------------------
233  Collateral Interest Amount reduction                                                                     $         -      233
234  Collateral Interest Charge Off                                                                           $         -      234
235  Reductions of the Collateral Interest Amount due to Class A and Class B Allocable Amounts                $         -      235
236  Reallocated Principal Collections applied to Class A and Class B                                         $         -      236

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                                                            Servicing Fee
===================================================================================================================================

237  Series 1999-1 Servicing Fee                                                                              $   630,625      237
238  Class A Servicing Fee                                                                                    $   466,667      238
239  Class B Servicing Fee                                                                                    $    50,458      239
240  Collateral Interest Servicing Fee                                                                        $   113,500      240

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                                                           Reserve Account
===================================================================================================================================

241  Required Reserve Account Amount (if applicable)                                                                N/A        241
242  Reserve Account reinvestment rate (if applicable)                                                              N/A        242
243  Reserve Account reinvestment earnings                                                                    $         -      243
244  Reserve Account balance                                                                                  $         -      244

245  Accumulation Period Length                                                                                  3 months      245

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                                                            Excess Spread
===================================================================================================================================

246  Portfolio Yield for Monthly Period (excluding Shared Excess Finance
     Charge Collections from other Series)                                                                        17.05%       246
247  Base Rate for Monthly Period                                                                                  4.27%       247
248  Portfolio Yield minus Base Rate for such Monthly Period                                                      12.78%       248
249  Three month average of Portfolio Yield minus Base Rate                                                       12.45%       249


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 2001.

         Saks Incorporated,
          as Servicer



         By /s/ Scott A. Honnold
            -----------------------------------
         Name:  Scott A. Honnold
         Title: Vice President and Treasurer

                                                                    Page 5 of 5